UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 11, 2010

VOYAGER OIL & GAS, INC.

(formerly known as ante4, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2812 1st Ave N, Suite 506
Billings, MT 59101

(Address of principal executive offices, including zip code)

(406) 245-4902

(Registrant’s telephone number, including area code)

5700 Wilshire Blvd., Suite 625,

Los Angeles, California 90036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                            Other Events.

On June 11, 2010, the Form 10 Registration Statement of ante5, Inc. (“ante5”), a wholly owned subsidiary of Voyager Oil & Gas, Inc. (the “Company”), was declared effective by the Securities and Exchange Commission.  The Information Statement of ante5 is included as Exhibit 99.1 to Amendment No. 4 to the Form 10 of ante5, filed on June 11, 2010.  The Information Statement contains information regarding ante5 and regarding the spin-off of ante5 through a pro rata dividend of ante5 common stock to the Company’s stockholders of record as of April 15, 2010.  The final Information Statement dated June 11, 2010 is being mailed to the Company’s stockholders of record as of the record date, and the spin-off is expected to be completed as of June 14, 2010.

Item 9.01                                            Financial Statements and Exhibits.

(a)                                  Financial statements: None

(b)                                 Pro forma financial information: None

(c)                                  Shell Company Transactions: None

(d)                                 Exhibits: 99.1

Information Statement dated June 11, 2010 (incorporated by reference to Exhibit 99.1 to Amendment No. 4 to the Form 10 Registration Statement of ante5, Inc. filed on June 11, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2010

VOYAGER OIL & GAS, INC.

/s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

VOYAGER OIL & GAS, INC.

Date of Report:	Commission File No.:
June 11, 2010	0-50848

Exhibit No.	ITEM

99.1	Information Statement dated June 11, 2010 (incorporated by reference to Exhibit 99.1 to Amendment No. 4 to the Form 10 Registration Statement of ante5, Inc. filed on June 11, 2010).